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                                                                    EXHIBIT 99.1



     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Wilfred J. Corrigan, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of LSI Logic Corporation, and, except as corrected or supplemented in a subsequent covered report:

    - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    - LSI Logic Corporation's Annual Report on Form 10-K filed with the Commission for the year ended December 31, 2001.

    - All Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all Definitive Proxy materials filed with the Commission by LSI Logic Corporation after the filing of the Annual Report on Form 10-K identified above.

    -   Any amendments to any of the foregoing.


Signature: /s/ Wilfred J. Corrigan         State of California
           ---------------------------     County of Santa Clara
Name: Wilfred J. Corrigan
Date: August 7, 2002
                                           Subscribed and sworn to before me
                                           this 7th day of August 2002.


                                           Signature: /s/ Becky A. Abella
                                                     ---------------------------
                                           Becky A. Abella, Notary Public
                                           My Commission Expires August 15, 2005